Putnam
Diversified
Income
Trust

SEMIANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "In view of the fund's long term record . . . its continuity of strategy is reassuring. . . . Its return for the five-year period is in the category's top third, while its risk score for the same period makes it one of the safer multisector bond funds. It remains a decent choice."

                              -- Morningstar Mutual Funds, January 23, 1997

* According to Lipper Analytical Services, Putnam Diversified Income Trust's class A shares ranked 10 out of 38 (top 26%) general bond funds for the 1-year period ended March 31, 1997.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

32 Financial statements

* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 3/31/97, class A shares ranked 4 out of 13 funds for 5-year performance; class B shares ranked 24 out of 38 and 12 out of 19 for 1- and 3-year performance, respectively. Class M shares ranked 15 out of 38 for 1-year performance.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Global diversification, astute currency strategies, and careful security selection all contributed to Putnam Diversified Income Trust's positive performance during the semiannual period ended March 31, 1997. Supervision of such a diverse multinational portfolio requires a depth and breadth of expertise your fund's management team is superbly equipped to provide.

I am pleased to announce the addition of Kenneth J. Taubes and Gail A. Attridge to that team. Ken becomes the fund's lead manager and will oversee the taxable investment grade sector. He has been managing funds at Putnam for nearly six years. Before joining Putnam, Ken was employed by United States Trust Company of Boston, Home Owners Savings Bank, and Bank of New England, N.A. He has 15 years of investment experience. Gail came to Putnam in 1993 from Keystone Custodian Funds, prior to which she was employed by County NatWest Securities Asia and Data Resources/McGraw-Hill. She has 12 years of investment experience. She will manage the fund's emerging markets securities.

In the following report, your fund's managers discuss overall results for the fiscal year and then review prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 21, 1997



Report from the Fund Managers
Kenneth J. Taubes, lead manager
Jin W. Ho
Michael Martino
D. William Kohli
Gail A. Attridge

For most of the first half of Putnam Diversified Income Trust's fiscal year, U.S. financial markets enjoyed a continuing trend of steady growth, falling interest rates, and low inflation. In March, however, the tables turned. In the midst of a sharply declining U.S. stock market, the Federal Reserve Board raised short-term interest rates by a quarter percentage point in what appeared to be the first in a series of interest-rate increases.

Both the stock market correction and the rate increase -- a much-anticipated preemptive move designed to keep inflation in check -- were viewed as necessary events in an economy that may have been overheating. Fortunately they were also events for which your fund's portfolio was strategically positioned. Anticipating this changing environment, we began to adjust the portfolio's allocations in February, taking a more defensive position in the U.S. government sector of the portfolio and trimming back exposure to the high-yield market. High-yield bonds tend to mirror the direction of the stock market, and so this move enabled us to cushion the fund against the expected stock market correction. Meanwhile the international sector, specifically investments in European countries, produced attractive results through most of the period. For complete performance information, see page 9 of this report.

* TELECOMMUNICATIONS AND MEDIA STRONG IN HIGH-YIELD SECTOR

Even with the cutback, the high-yield sector, or sleeve, still made a handsome contribution to the fund's performance over the period. Because we began reducing exposure before the stock market correction began, we were able to realize gains on most of the sales. In addition, this sector still includes some of the fund's best-performing holdings.

Among the period's strongest performers were bonds of competitive local exchange carriers, or CLECs -- smaller telephone companies that compete with the large telephone providers, such as the Bell operating companies, within local markets. CLECs benefited substantially from the Telecommunications Act of 1996, which allowed them to enter local markets on a much wider basis. Also contributing stellar performance were bonds of foreign cellular companies, which are profiting from consumers who use cellular telephones as a replacement for traditional wire-line telephones. These companies are especially profitable in countries such as Venezuela and Brazil, where it is difficult to get wire-line phones installed. At the close of the period, the fund maintained a relatively heavy weighting in telecommunications, an industry we believe has positive fundamentals and strong long-term potential.

Broadcasting was another industry to profit from the Telecommunications Act of 1996. Passage of this legislation allowed for ownership of multiple radio and television stations, which boosted the value of many broadcasting companies poised for expansion. Two examples in the fund's portfolio are Chancellor Broadcasting Company, which owns and operates about 50 stations in more than a dozen major markets, and SFX Broadcasting, Inc., which owns and provides programming for 80 AM and FM radio stations in the southern United States. Just after the close of the semiannual period, SFX announced the acquisition of three more stations in Indiana. While these holdings, along with others discussed in this report, were viewed favorably as of March 31, 1997, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP FIVE COUNTRY ALLOCATIONS]

TOP FIVE COUNTRY ALLOCATIONS*
(international sector)

Germany                  9.2%

United Kingdom           7.0%

France                   5.8%

Mexico                   1.7%

Australia                1.4%

Footnote reads:
* Based on net assets as of 3/31/97. Holdings will vary over time.

Outdoor advertising -- or billboards -- was another profitable sector for the fund's high-yield portfolio. One example is Universal Outdoor, Inc., which operates over 30,000 displays in 23 markets in the Midwest, in the Southeast, and on the East Coast. Universal, which has proved to be a profitable holding for the fund, recently completed its acquisition of Klein Outdoor Advertising, Inc., a privately held company based in New Jersey. In the gaming sector of the high-yield holdings, Argosy Gaming Company was a standout. Argosy operates several riverboat casinos in the Midwestern and Southeastern United States and is building a new riverboat casino and entertainment complex near Cincinnati.

* CONTINUED EMPHASIS ON MORTGAGE-BACKED SECURITIES

The taxable investment grade sector of the portfolio consists primarily of mortgage-backed securities and U.S. Treasuries, in varying proportions. Throughout the semiannual period, we have maintained a relatively heavy weighting of mortgage-backed securities, which have been offering higher yields and greater potential price appreciation than U.S. Treasury holdings and appear likely to do so for some time.

Please note that this portion of the portfolio was formerly known as the U.S. government securities sector. Within this sector, the fund has always had the flexibility to invest in investment-grade bonds as well as U.S. government securities, and we believe the new name is a more accurate reflection of its strategy.

The emphasis on mortgage-backed securities remains in place as we begin the second half of the year. However, in February, anticipating that the Fed would begin to tighten monetary policy, we began shifting the U.S. government sleeve into a more defensive position. We sold a significant portion of intermediate-term Treasury securities in favor of a combination of cash and long-term bonds. This configuration, known as a barbell strategy, emphasizes the shorter and longer ends of the yield curve in order to shorten the average maturity of the portfolio. This barbell positioning can be beneficial in a period of rising interest rates. We took the same approach with the fund's mortgage-backed securities, swapping current coupon mortgages -- which had performed very well -- for a combination of shorter-duration high-coupon mortgages and long-term mortgage securities. This defensive configuration was still in effect at the close of the period.

[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR}

TOP THREE HOLDINGS PER SECTOR*

HIGH-YIELD BONDS
Midland Funding Corp.
Terex Corp.
Adelphia Communications Corp.

FOREIGN BONDS
Federal Republic of Germany bonds
United Kingdom Treasury bonds
France Treasury bills

U.S. GOVERNMENT OBLIGATIONS
Government National Mortgage Association, 7.5%
Federal National Mortgage Association, 7.5%
Government National Mortgage Association, 7%

Footnote reads:
* Based on net assets as of 3/31/97. Portfolio holdings will vary over time.

* INTERNATIONAL FOCUS SHIFTS TO CORE EUROPE

Early in the fiscal year, the fund's international sector profited from holdings in higher-yielding markets in Europe, such as Italy, Spain, and Sweden. We had focused on bonds in these peripheral regions rather than those in core Europe because of the attractive yields they offered. These countries had been making significant efforts to rein in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, Italy, Spain, and Sweden made significant reductions in their inflation levels -- which resulted in lower bond yields. As yields declined, the fund's holdings in these markets benefited from price appreciation.

Toward the middle of the period, we began to reduce the fund's position in peripheral Europe, taking profits and shifting the portfolio's focus toward core European markets such as Germany and France. This positioning was successful, as the higher-yielding markets later declined while bonds from the core European markets proved less volatile and delivered strong performance.

Keeping a low exposure to Japanese bonds had helped the fund's performance during much of fiscal '96. Unfortunately this was not the case during the first half of fiscal '97, as Japanese bonds performed better than we expected. Toward the end of the period, while many world bond markets declined in response to the U.S. market decline, Japanese bonds began to rally. In fact, Japan's bond market became one of the top-performing bond markets of the period.

* OUTLOOK: POTENTIAL FOR MORE RATE INCREASES

In bond markets around the world, we expect a modest acceleration in economic growth with low inflation during 1997. In the United States, we expect that concern about inflation may cause a series of interest-rate increases throughout the year. At the same time, we anticipate a modest acceleration in economic growth. We believe that the fund's portfolio is positioned appropriately for this environment and that its multisector strategy will allow it to continue to take advantage of opportunities in fixed-income markets around the world.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Diversified Income Trust is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/97

                          Class A           Class B          Class M
(inception date)         (10/3/88)         (3/1/93)         (12/1/94)
                        NAV     POP       NAV    CDSC       NAV    POP
--------------------------------------------------------------------------
6 months              2.12%   -2.71%    1.74%   -3.18%     1.93%  -1.37%
--------------------------------------------------------------------------
1 year                7.57     2.48     6.80     1.80      7.26    3.73
--------------------------------------------------------------------------
5 years              54.20    46.83       --       --        --      --
Annual average        9.05     7.98       --       --        --      --
--------------------------------------------------------------------------
Life of class       118.77   108.42    30.39    28.47     26.73   22.62
Annual average        9.66     9.04     6.72     6.33     10.70    9.15
--------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                                      Salomon Bros.
                       Lehman Bros.     Non-U.S.    First Boston     Consumer
                        Aggregate      World Govt.   High Yield       Price
                        Bond Index     Bond Index       Index         Index
------------------------------------------------------------------------------
6 months                  2.42%          -3.78%          5.95%         1.39%
------------------------------------------------------------------------------
1 year                    4.91           -0.25          11.66          2.76
------------------------------------------------------------------------------
5 years                  41.52           57.45          70.03         14.86
Annual average            7.19            9.51          11.20          2.81
------------------------------------------------------------------------------
Life of class A         103.79          110.76         154.09         33.56
Annual average            8.74            9.17          11.60          3.47
------------------------------------------------------------------------------
Life of class B          25.44           38.37          50.51         11.81
Annual average            5.71            8.27          10.53          2.77
------------------------------------------------------------------------------
Life of class M          22.93           17.30          35.33          6.88
Annual average            9.25            7.08          13.85          2.90
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97

                                   Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                6               6               6
------------------------------------------------------------------------------
Income                             $0.4430         $0.3970         $0.430
------------------------------------------------------------------------------
Capital gains                         --              --              --
------------------------------------------------------------------------------
  Total                            $0.4430         $0.3970         $0.430
------------------------------------------------------------------------------
Share value:                     NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
9/30/96                        $12.29  $12.90      $12.24      $12.27  $12.68
------------------------------------------------------------------------------
3/31/97                         12.11   12.71       12.06       12.08   12.49
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1           7.04%   6.70%       6.37%       6.85%   6.63%
------------------------------------------------------------------------------
Current 30-day SEC yield2        7.29    6.94        6.58        7.08    6.85
------------------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

  [DBL. DAGGER] Formerly OTC Emerging Growth Fund

  [SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS]  Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Portfolio of investments owned
March 31, 1997 (Unaudited)


CORPORATE BONDS AND NOTES (33.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.1%)
------------------------------------------------------------------------------------------------------------
 $    1,425,000  Adams Outdoor Advertising, Ltd. sr. notes 10 3/4s, 2006                      $    1,503,375
      2,840,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                               2,811,600
                                                                                              --------------
                                                                                                   4,314,975

Aerospace and Defense (0.6%)
------------------------------------------------------------------------------------------------------------
      4,400,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                            4,708,000
      9,350,000  BE Aerospace sr. notes 9 3/4s, 2003                                               9,583,750
      1,000,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                  1,025,000
      4,080,000  K&F Industries, Inc. sr. sub. notes Ser. B, 10 3/8s, 2004                         4,263,600
      2,000,000  Sequa Corp. med. term notes 10s, 2001                                             2,038,180
      2,405,000  Tracor, Inc. 144A sr. sub. notes 8 1/2s, 2007                                     2,308,800
                                                                                              --------------
                                                                                                  23,927,330

Agriculture (0.4%)
------------------------------------------------------------------------------------------------------------
      7,046,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                       5,143,580
     10,791,585  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]          11,331,165
                                                                                              --------------
                                                                                                  16,474,745

Apparel (0.3%)
------------------------------------------------------------------------------------------------------------
      2,125,000  Anvil Knitwear Inc. 144A sr. notes 10 7/8s, 2007                                  2,061,250
      1,135,000  GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                                       1,106,625
      2,500,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                     2,500,000
      2,215,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                  2,237,150
      4,930,000  William Carter Co. 144A sr. sub. notes 10 3/8s, 2006                              4,991,625
                                                                                              --------------
                                                                                                  12,896,650

Automotive (0.2%)
------------------------------------------------------------------------------------------------------------
      2,825,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                      2,853,250
      2,710,000  Dra Inc. 144A notes 11 1/2s, 2004 [2 DBL. DAGGERS]                                2,737,100
      1,145,000  Hawk Corp. 144A sr. notes 10 1/4s, 2003                                           1,156,450
        770,000  Titan Wheel International Inc. sr. sub. notes 8 3/4s, 2007                          758,450
                                                                                              --------------
                                                                                                   7,505,250

Automotive Parts (0.5%)
------------------------------------------------------------------------------------------------------------
      7,875,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                        7,914,375
      1,837,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                             2,020,700
      4,280,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005                                   2,204,200
      2,700,000  Key Plastics Corp. 144A sr. sub. notes 10 1/4s, 2007                              2,679,750
      5,700,000  Lear Corp. sub. notes 9 1/2s, 2006                                                5,928,000
                                                                                              --------------
                                                                                                  20,747,025
Banks (0.5%)
------------------------------------------------------------------------------------------------------------
      1,425,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                              1,396,500
      2,525,000  First Federal Financial Corp. notes 11 3/4s, 2004                                 2,575,500
      5,150,000  First Nationwide Holdings sr. notes 12 1/2s, 2003                                 5,613,500
      2,145,000  North Fork Bancorp, Inc. 144A bonds 8.7s, 2026                                    2,047,660
      1,195,000  Onbank Capital Trust I 144A company guaranty 9 1/4s,
                  2027                                                                             1,178,031
      2,540,000  Peoples Heritage Capital Trust I 144A company guaranty
                  9.06s, 2027                                                                      2,531,618
      2,400,000  Provident Capital Trust 144A jr. sub. notes 8.6s, 2026                            2,330,400
      1,385,000  Riggs Capital Trust 144A bonds 8 5/8s, 2029                                       1,371,441
      2,045,000  Sovereign Capital Trust 144A company guaranty 9s, 2027                            1,993,875
      1,845,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                    1,857,823
                                                                                              --------------
                                                                                                  22,896,348

Basic Industrial Products (--%)
------------------------------------------------------------------------------------------------------------
      1,830,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                     1,948,950

Beverages (--%)
------------------------------------------------------------------------------------------------------------
      1,885,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                          1,894,425

Broadcasting (2.1%)
------------------------------------------------------------------------------------------------------------
      5,875,000  Affinity Group sr. sub. notes 11 1/2s, 2003                                       6,168,750
      4,880,000  Affinity Group Holdings 144A sr. notes 11s, 2007                                  4,855,600
      2,800,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                      2,604,000
      3,550,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                               3,692,000
      7,760,000  Capstar Broadcasting 144A sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                               4,112,800
     15,257,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                            9,917,050
      9,135,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                              9,774,450
      1,500,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                           1,500,000
     12,600,000  International Cabletel, Inc. 144A sr. notes 10s, 2007                            11,970,000
      1,000,000  International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                        620,000
      1,900,000  Pegasus Media & Communications notes
                   Ser. B, 12 1/2s, 2005                                                           2,052,000
      7,237,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                      6,947,520
      8,975,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                       9,378,875
      2,700,000  Spanish Broadcasting Systems 144A sr. notes 11s, 2004                             2,686,500
      2,840,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                     2,470,800
     10,266,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon
                   3.8s, (16s, 6/15/99), 2004 ++ +                                                 9,342,060
      1,235,000  TV Azteca S.A. De Cv 144A sr. notes 10 1/2s, 2007
                   (Mexico)                                                                        1,203,310
                                                                                              --------------
                                                                                                  89,295,715
Building Products (0.3%)
------------------------------------------------------------------------------------------------------------
      6,750,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                      7,576,875
      2,960,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                          2,915,600
      1,475,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                  1,578,250
      1,895,000  Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                       1,591,800
                                                                                              --------------
                                                                                                  13,662,525

Building and Construction (1.1%)
------------------------------------------------------------------------------------------------------------
      7,060,000  Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2006                           6,989,400
      1,450,000  Continental Homes Holding Corp. sr. notes 10s, 2006                               1,500,750
        860,000  Inter-City Products sr. notes 9 3/4s, 2000                                          881,500
      3,065,000  NVR, Inc. sr. notes 11s, 2003                                                     3,256,563
      8,145,000  Presley Cos. sr. notes 12 1/2s, 2001                                              7,921,013
      7,925,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                 7,964,625
     16,710,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                      18,381,000
                                                                                              --------------
                                                                                                  46,894,851

Buses (0.3%)
------------------------------------------------------------------------------------------------------------
        810,000  Atlantic Express, Inc. 144A company guaranty
                   10 3/4s, 2004                                                                     824,175
      5,265,000  Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                           5,396,625
      9,740,000  Consorcio/MCII Holdings secd. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                                 8,352,050
                                                                                              --------------
                                                                                                  14,572,850

Business Services (0.2%)
------------------------------------------------------------------------------------------------------------
      4,800,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                       4,632,000
      2,335,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                2,364,188
        710,000  Loomis Fargo & Co. 144A sr. sub. notes 10s, 2004                                    710,000
      2,125,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                   2,295,000
                                                                                              --------------
                                                                                                  10,001,188

Cable Television (2.9%)
------------------------------------------------------------------------------------------------------------
     20,622,521  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 [2 DBL. DAGGERS]            17,529,143
     16,120,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                              4,836,000
      6,500,000  Cablevision Systems Corp. sr. sub. deb. 10 1/2s, 2016                             6,532,500
      2,000,000  Century Communications Corp. sr. notes 9 1/2s, 2005                               1,960,000
      6,150,000  Charter Communications International, Inc. disc. notes
                   stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                           3,720,750
      5,950,000  Charter Communications International, Inc. sr. notes
                   Ser. B, 11 1/4s, 2006                                                           6,158,250
     12,000,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                             7,680,000
      8,555,000  Diamond Cable Communication Co. 144A sr. disc.
                   notes stepped-coupon zero % (10 3/4s, 2/15/02),
                   2007(United Kingdom) ++                                                         4,619,700
      8,019,903  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]             6,977,316
      9,475,000  Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006
                   (Mexico)                                                                       10,588,313
     16,600,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 5/15/01), 2008 (Mexico) ++                                    10,831,500
      1,040,000  Heartland Wireless Communications, Inc. sr. notes 13s, 2003                         416,000
        950,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. D, 13s, 2003                                                                 396,625
      4,090,000  Heartland Wireless Communications, Inc. 144A sr.
                   notes 14s, 2004                                                                 1,840,500
      4,200,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                         4,242,000
      3,000,000  Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                    3,120,000
     10,490,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
                   zero % (14 1/4s, 6/15/00), 2005 ++                                              7,238,100
      3,640,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                               2,893,800
     19,050,000  Telewest Communications PLC deb. stepped-coupon
                   zero % (11s, 10/1/00), 2007 (United Kingdom) ++                                12,382,500
      2,255,000  Tevecap S.A. 144A sr. notes 12 5/8s, 2004 (Brazil)                                2,322,650
      1,430,000  TV Filme, Inc. 144A sr. notes 12 7/8s, 2004 (Brazil)                              1,459,415
     14,235,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                              7,402,200
                                                                                              --------------
                                                                                                 125,147,262

Cellular Communications (1.9%)
------------------------------------------------------------------------------------------------------------
     23,310,000  Cencall Communications Corp. sr. disc. notes stepped-
                   coupon zero % (10 1/8s, 1/15/99), 2004 ++                                      16,083,900
     12,400,000  Comunicacion Celular bonds stepped-coupon zero %
                   (13 1/8s, 11/15/00), 2003 (Colombia)++                                          8,556,000
      6,500,000  Dial Call Communications, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                              4,452,500
      9,000,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 2/1/01), 2006 ++                                                          5,535,000
     10,900,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                          6,431,000
      2,780,000  International Wireless Communications, Inc. sr. disc. notes
                   zero %, 2001                                                                    1,556,800
     24,590,000  Millicom International Cellular S.A. sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) ++                          15,983,500
     14,985,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                   coupon zero % (9 3/4s, 2/15/99), 2004 ++                                       10,189,800
      8,925,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/97), 2001 ++                                         9,103,500
      1,500,000  Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                               1,455,000
                                                                                              --------------
                                                                                                  79,347,000

Chemicals (0.7%)
------------------------------------------------------------------------------------------------------------
      6,650,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                      6,517,000
      5,130,000  Freedom Chemicals, Inc. sr. sub. notes 10 5/8s, 2006                              5,335,200
      2,500,000  Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                                2,475,000
      8,000,000  ISP Holdings, Inc. 144A sr. notes 9 3/4s, 2002                                    8,320,000
      3,630,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                        3,257,925
      7,160,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                              4,403,400
                                                                                              --------------
                                                                                                  30,308,525

Computer Equipment (0.2%)
------------------------------------------------------------------------------------------------------------
      7,450,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                 7,729,375

Computer Services (0.2%)
------------------------------------------------------------------------------------------------------------
      7,000,000  Unisys Corp. sr. notes 11 3/4s, 2004                                              7,315,000

Conglomerates (--%)
------------------------------------------------------------------------------------------------------------
      1,820,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                      1,824,550

Consumer Durable Goods (0.2%)
------------------------------------------------------------------------------------------------------------
      4,250,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                   zero % (14s, 11/15/01), 2006 ++                                                 2,295,000
      8,850,000  Remington Products Co. LLC sr. sub. notes Ser. B, 11s, 2006                       7,345,500
                                                                                              --------------
                                                                                                   9,640,500

Consumer Non Durables (--%)
------------------------------------------------------------------------------------------------------------
      1,175,000  E&S Holdings Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                           1,198,500

Consumer Services (0.1%)
------------------------------------------------------------------------------------------------------------
      2,747,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                    3,035,435

Containers (0.6%)
------------------------------------------------------------------------------------------------------------
      6,115,000  Amtrol, Inc. sr. sub. notes 10 5/8s, 2006                                         6,405,463
      3,490,000  Innova S De R.L. 144A sr. notes 12 7/8s, 2007 (Mexico)                            3,468,188
      9,250,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                10,059,375
        845,000  Printpack, Inc. sr. sub. notes Ser. B, 10 5/8s, 2006                                866,125
      1,400,000  Radnor Holdings Corp. 144A sr. notes 10s, 2003                                    1,421,000
      1,395,000  US Can Corp. company guaranty Ser. B, 10 1/8s, 2006                               1,450,800
                                                                                              --------------
                                                                                                  23,670,951

Cosmetics (0.3%)
------------------------------------------------------------------------------------------------------------
     18,370,000  Revlon Worldwide Corp. 144A sr. disc. notes zero %, 2001                         11,389,400

Electric Utilities (1.9%)
------------------------------------------------------------------------------------------------------------
      7,075,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                          7,464,125
      4,125,000  Cleveland Electric Illuminating Co. 1st mtge.
                   Ser. B, 9 1/2s, 2005                                                            4,409,048
      7,050,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                                 7,557,459
      2,800,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                 2,918,860
      8,769,000  First PV Funding Corp. deb. 10.15s, 2016                                          9,262,256
        995,000  Hidro Electric Pierda Aguila 144A bonds 10 5/8s,
                   2001 (Argentina)                                                                1,038,531
      5,000,000  Long Island Lighting Co. deb. 9s, 2022                                            5,349,800
        925,000  Long Island Lighting Co. deb. 8.9s, 2019                                            966,116
      3,650,000  Long Island Lighting Co. refunding mtge. notes 9 5/8s, 2024                       3,757,894
      1,585,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                  1,868,858
     24,320,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                 27,623,872
      3,490,000  Niagara Mohawk Power Corp. med. term notes 9.99s, 2004                            3,490,000
      2,667,780  Northeast Utilities System notes Ser. A, 8.58s, 2006                              2,518,277
      2,653,846  Northeast Utilities System notes Ser. B, 8.38s, 2005                              2,538,430
                                                                                              --------------
                                                                                                  80,763,526

Electronics (0.4%)
------------------------------------------------------------------------------------------------------------
      4,405,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (India)                                                                    4,625,250
      2,078,260  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                  2,075,662
      2,086,789  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                             2,084,180
      7,200,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/00), 2003
                   (Canada) ++                                                                     3,672,000
        700,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                         726,250
      4,715,000  Motors and Gears Inc. 144A sr. notes Ser. A, 10 3/4s,
                  2006                                                                             4,785,725
                                                                                              --------------
                                                                                                  17,969,067

Energy-Related (0.1%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Calpine Corp. sr. notes 10 1/2s, 2006                                             1,080,000
      1,900,000  Calpine Corp. sr. notes 9 1/4s, 2004                                              1,942,750
                                                                                              --------------
                                                                                                   3,022,750

Entertainment (0.5%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                   5,500,000
      8,850,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                     8,584,500
      5,500,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                            6,215,000
                                                                                              --------------
                                                                                                  20,299,500

Environmental Control (0.1%)
------------------------------------------------------------------------------------------------------------
      3,645,000  Allied Waste Industries, Inc. 144A sr. sub. notes 10 1/4s,
                  2006                                                                             3,717,900

Financial Services (0.6%)
------------------------------------------------------------------------------------------------------------
      3,545,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                      3,474,100
      1,425,000  Colonial Capital Trust I 144A company guaranty 8.92s,
                  2027                                                                             1,398,727
      2,090,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                       2,110,900
      5,365,000  Dollar Financial Group Inc. 144A sr. notes 10 7/8s, 2006                          5,445,475
      1,505,000  Imperial Credit Industries, Inc. 144A sr. notes 9 7/8s,
                  2007                                                                             1,474,900
      2,890,000  Investors Capital Trust I 144A company guaranty 9.77s,
                  2027                                                                             2,829,021
      2,265,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                        2,502,825
      3,910,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                         4,222,800
      1,505,000  Outsourcing Solutions Inc. 144A sr. sub. notes 11s, 2006                          1,572,725
                                                                                              --------------
                                                                                                  25,031,473

Food (0.2%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Chiquita Brands sr. notes 9 5/8s, 2004                                            3,045,000
      1,323,000  Del Monte Corp. notes 12 1/4s, 2002 [2 DBL. DAGGERS]                              1,442,070
      2,750,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                          2,908,125
        985,000  Specialty Foods Corp. sr. notes Ser. B, 10 1/4s, 2001                               962,838
                                                                                              --------------
                                                                                                   8,358,033

Food Chains (0.6%)
------------------------------------------------------------------------------------------------------------
      2,402,000  Southland Corp. deb. 4s, 2004                                                     1,722,714
     10,700,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                         8,132,000
     12,475,000  Stater Brothers sr. notes 11s, 2001                                              13,597,750
                                                                                              --------------
                                                                                                  23,452,464

Gaming (2.4%)
------------------------------------------------------------------------------------------------------------
      6,420,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                     6,997,800
      5,915,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                         5,175,625
      6,370,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                                3,630,900
      1,480,000  Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000
                   (In Default) +                                                                    370,000
      2,475,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                                       2,394,563
      9,185,000  Coast Hotels & Casinos, Inc. company guaranty
                   Ser. B, 13s, 2002                                                              10,333,125
      8,804,200  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 [2 DBL. DAGGERS]          8,716,158
      3,850,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                       3,782,625
      4,250,000  Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004                          3,485,000
      9,250,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                    9,203,750
     13,875,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                   13,320,000
      8,593,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                            8,678,930
     12,250,000  Mohegan Tribal Gaming sr. notes Ser. B, 13 1/2s, 2002                            16,108,750
      1,500,000  Players International Inc. sr. notes 10 7/8s, 2005                                1,545,000
      2,000,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                         1,400,000
      5,000,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                4,550,000
      3,456,000  Trump Castle Funding Corp. notes 11 1/2s, 2000                                    3,456,000
                                                                                              --------------
                                                                                                 103,148,226

Health Care (1.1%)
------------------------------------------------------------------------------------------------------------
     11,245,000  Columbia/HCA Healthcare Corp. med. term notes
                   7.58s, 2025                                                                    10,894,943
      1,235,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                         1,228,825
      4,395,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                            4,526,850
      3,200,000  Integrated Health Services, Inc. sr. sub. notes 10 3/4s, 2004                     3,472,000
      3,800,000  Integrated Health Services, Inc. sr. sub. notes 9 5/8s, 2002                      3,914,000
      5,000,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                5,450,000
     11,095,000  Paracelsus Healthcare Corp. sr. sub. notes 10s, 2006                             10,429,300
      5,975,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                5,825,625
                                                                                              --------------
                                                                                                  45,741,543

Insurance (0.1%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                          3,090,000

Lodging (0.3%)
------------------------------------------------------------------------------------------------------------
      6,300,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                6,394,500
      4,500,000  John Q Hammons Hotels, Inc. 1st mtge. 9 3/4s, 2005                                4,545,000
      1,000,000  Sun International Hotels Ltd. 144A sr. sub. notes 9s, 2007                          945,000
                                                                                              --------------
                                                                                                  11,884,500

Media (--%)
------------------------------------------------------------------------------------------------------------
      1,670,000  RBS Participacoes S.A. 144A company guaranty 11s,
                   2007 (Brazil)                                                                   1,659,646

Medical Supplies and Devices (0.3%)
------------------------------------------------------------------------------------------------------------
      5,300,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                     6,015,500
      4,915,000  Wright Medical Technology, Inc. sr. secd. notes
                   Ser. B, 10 3/4s, 2000                                                           4,964,150
                                                                                              --------------
                                                                                                  10,979,650

Metals and Mining (0.4%)
------------------------------------------------------------------------------------------------------------
      1,140,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                       1,145,700
      2,705,000  Continental Global Group 144A sr. notes
                   Ser. A, 11s, 2007                                                               2,691,475
      1,820,000  Echo Bay Mines jr. sub. deb. 11s, 2027 (Canada)                                   1,838,200
      4,280,000  Maxxam Group Holdings Inc. sr. notes Ser. B, 12s, 2003                            4,280,000
      2,160,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                                        2,246,400
      3,930,000  Royal Oak Mines, Inc. company guaranty Ser. B,
                   11s, 2006 (Canada)                                                              3,969,300
                                                                                              --------------
                                                                                                  16,171,075

Motion Picture Distribution (0.5%)
------------------------------------------------------------------------------------------------------------
      7,620,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                               8,267,700
      4,515,000  AMC Entertainment, Inc. 144A sr. sub. notes
                   9 1/2s, 2009                                                                    4,390,838
      2,344,000  Cinemark Mexico USA notes Ser. B, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                       2,261,960
         81,600  Cinemark Mexico USA notes Ser. D, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                          78,744
      4,780,000  Cinemark USA, Inc. notes 9 5/8s, 2008                                             4,780,000
                                                                                              --------------
                                                                                                  19,779,242
Oil and Gas (2.0%)
------------------------------------------------------------------------------------------------------------
     12,430,000  Abraxas Petroleum Corp. 144A sr. notes
                   Ser. B, 11 1/2s, 2004                                                          12,958,275
      2,600,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                      2,905,500
      3,750,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                   4,012,500
      1,455,000  CIA Naviera Perez Companc S.A. 144A bonds 9s,
                   2004 (Argentina)                                                                1,440,450
      4,530,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                        4,665,900
      6,230,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                     6,541,500
      5,290,000  Flores & Rucks, Inc. sr. notes 13 1/2s, 2004                                      6,189,300
      1,100,000  Maxus Energy Corp. deb. 11 1/4s, 2013                                             1,138,500
      1,500,000  Maxus Energy Corp. deb. 8 1/2s, 2008                                              1,447,500
      5,030,000  Maxus Energy Corp. notes 9 7/8s, 2002                                             5,206,050
        950,000  Maxus Energy Corp. notes 9 1/2s, 2003                                               983,250
      4,490,000  Maxus Energy Corp. notes 9 3/8s, 2003                                             4,579,800
      4,175,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                            4,404,625
      4,200,000  Transamerican Refining Corp. variable rate 1st mtge.
                   Ser. 2, 16 1/2s, 2002                                                           4,536,000
      2,675,000  Transamerican Refining 144A sr. notes 15s, 1998                                   2,675,000
      8,407,000  TransTexas Gas Corp. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 12/16/01), 2003 ++                                             5,296,410
     14,600,000  TransTexas Gas Corp. sr. secd. notes 11 1/2s, 2002                               15,987,000
                                                                                              --------------
                                                                                                  84,967,560

Paging (0.7%)
------------------------------------------------------------------------------------------------------------
      8,980,000  Arch Communications Group sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/15/01), 2008 ++                                       3,861,400
     10,325,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                           9,705,500
      9,450,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-
                   coupon zero % (15s, 2/1/00), 2005 ++                                            6,426,000
      8,000,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                     7,200,000
      3,050,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                         2,836,500
                                                                                              --------------
                                                                                                  30,029,400

Paper and Forest Products (1.8%)
------------------------------------------------------------------------------------------------------------
     10,500,000  APP International Finance Co. notes 11 3/4s, 2005
                   (Netherlands)                                                                  11,182,500
      5,000,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                           5,100,000
     13,695,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                          14,037,375
      8,125,000  Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s, 2005                         8,856,250
      2,000,000  Gaylord Container Corp. sr. notes 11 1/2s, 2001                                   2,105,000
      1,000,000  Rainy River Forest Products sr. notes 10 3/4s, 2001
                   (Canada)                                                                        1,090,000
     13,950,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                             13,950,000
      8,800,000  Riverwood International Corp. company guaranty 10 7/8s,
                  2008                                                                             7,216,000
      8,500,000  Riverwood International Corp. company guaranty 10 1/4s,
                  2006                                                                             7,820,000
      1,000,000  Stone Consolidated Corp. sr. notes 10 1/4s, 2000                                  1,062,500
      4,000,000  Stone Container Corp. sr. notes 11 7/8s, 2016                                     3,920,000
                                                                                              --------------
                                                                                                  76,339,625
Publishing (0.1%)
------------------------------------------------------------------------------------------------------------
      1,745,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                    1,675,200
      1,745,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                    1,688,288
                                                                                              --------------
                                                                                                   3,363,488

Real Estate (0.1%)
------------------------------------------------------------------------------------------------------------
      4,060,000  Prime Hospitality Corp. 144A sr. sub. notes 9 3/4s, 2007                          4,019,400

Recreation (0.1%)
------------------------------------------------------------------------------------------------------------
      2,570,621  Elsinore Corp. 144A exch. 1st mortgage 11 1/2s, 2000                              2,467,797

Restaurants (0.3%)
------------------------------------------------------------------------------------------------------------
      1,580,000  AmeriKing. Inc. sr. notes 10 3/4s, 2006                                           1,595,800
      9,200,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                               9,568,000
                                                                                              --------------
                                                                                                  11,163,800

Retail (0.6%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                           4,200,000
      3,685,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                           3,942,950
      2,900,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                        3,016,000
      1,925,000  Phar-Mor, Inc. sr. notes 11.72s, 2002                                             2,021,250
      5,000,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                                5,312,500
      2,750,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                                 2,860,000
      3,310,000  Waban, Inc. sr. sub. notes 11s, 2004                                              3,690,650
                                                                                              --------------
                                                                                                  25,043,350

Satellite Services (--%)
------------------------------------------------------------------------------------------------------------
      2,250,000  Net Sat Servicos Ltd. sr. notes 12 3/4s, 2004 (Brazil)                            2,328,750

Semiconductors (0.1%)
------------------------------------------------------------------------------------------------------------
      6,335,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                   10 1/8s, 2007                                                                   6,303,325

Shipping (0.1%)
------------------------------------------------------------------------------------------------------------
      5,200,000  Viking Star Shipping sr. secd. notes 9 5/8s, 2003                                 5,252,000

Specialty Consumer Products (0.1%)
------------------------------------------------------------------------------------------------------------
      4,955,000  Sassco Fashions Ltd. 144A notes 12 3/4s, 1999                                     5,004,550

Steel (0.3%)
------------------------------------------------------------------------------------------------------------
      2,755,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                             2,713,675
     11,450,000  Ispat Mexicana, S.A. 144A deb. 10 3/8s, 2001 (Mexico)                            11,478,625
                                                                                              --------------
                                                                                                  14,192,300

Supermarkets (0.2%)
------------------------------------------------------------------------------------------------------------
      1,250,000  Eagle Food Centers. Inc. sr. notes 8 5/8s, 2000                                   1,225,000
      2,670,325  Food 4 Less Supermarkets, Inc. sr. sub. deb. 13 5/8s,
                   2007 [2 DBL. DAGGERS]                                                           3,124,280
      1,895,000  Quality Food Centers, Inc. 144A sr. sub. notes 8.7s, 2007                         1,828,675
      1,690,000  Supermercados Norte 144A bonds 10 7/8s, 2004
                   (Argentina)                                                                     1,643,525
                                                                                              --------------
                                                                                                   7,821,480

Telecommunications (3.1%)
------------------------------------------------------------------------------------------------------------
      5,230,000  American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                2,876,500
     19,975,000  Brooks Fiber Properties, Inc. sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/1/01), 2006 ++                                       12,384,500
     21,575,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (13s, 6/15/00), 2005 ++                                         13,700,125
      7,250,000  Dobson Communications Corp. 144A sr. notes 11 3/4s, 2007                          7,268,125
      8,580,000  Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                   8,494,200
      7,931,000  GST Telecommunications, Inc. company guaranty
                   stepped-coupon zero % (13 7/8s, 12/15/00), 2005 ++                              4,996,530
      9,165,000  Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                           4,994,925
     25,910,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                    17,359,700
      9,475,000  Intelcom Group (USA), Inc. company guaranty stepped-
                   coupon zero % (12 1/2s, 5/1/01), 2006 ++                                        5,874,500
      9,400,000  Intermedia Communication, Inc. sr. disc. notes stepped-
                   coupon zero % (12 1/2s, 5/15/01), 2006 ++                                       5,969,000
      8,050,000  Intermedia Communication, Inc. sr. notes
                   Ser. B, 13 1/2s, 2005                                                           9,076,375
      3,650,000  MFS Communications sr. disc. notes stepped-coupon
                   zero % (8 7/8s, 1/1/01), 2006 ++                                                2,755,750
      4,250,000  Nextlink Communications, Inc. sr. notes 12 1/2s, 2006                             4,313,750
      8,310,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                           7,229,700
      2,000,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                   1,660,000
     14,550,000  Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                9,748,500
      2,750,000  Winstar Equipment Corp. 144A company guaranty
                   12 1/2s, 2004                                                                   2,688,125
     15,670,000  Winstar Communications, Inc. sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                  9,245,300
                                                                                              --------------
                                                                                                 130,635,605

Telephone Services (0.4%)
------------------------------------------------------------------------------------------------------------
      1,990,000  Call-Net Enterprises sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 12/1/99), 2004 ++                                              1,656,675
      1,500,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                   1,676,250
      5,025,000  Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006                                                                   5,075,250
     17,820,000  McLeod, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (10 1/2s, 3/1/02), 2007 ++                                               9,801,000
                                                                                              --------------
                                                                                                  18,209,175
Textiles (0.4%)
------------------------------------------------------------------------------------------------------------
      4,825,000  Foamex (L.P.) Capital Corp. sr. disc. notes stepped-
                   coupon Ser. B, zero % (14s, 7/1/99), 2004 ++                                    4,390,750
      1,355,000  Glenoit Corp. 144A sr. sub. notes 11s, 2007                                       1,346,531
      1,150,000  Polysindo International Eka company guaranty 13s, 2001
                   (Indonesia)                                                                     1,288,000
      8,125,000  Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                       8,714,063
                                                                                              --------------
                                                                                                  15,739,344

Transportation (0.1%)
------------------------------------------------------------------------------------------------------------
     5,775,000   Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s,
                   2003 (Greece)                                                                   5,760,563
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $1,414,000,026)                        $1,431,349,432

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (24.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Obligations (1.8%)
------------------------------------------------------------------------------------------------------------
  $ 74,495,000   Federal Home Loan Mortgage Association 8 1/2s, TBA,
                   April 16, 2027                                                            $    76,333,537

U.S. Government Agency Mortgage Pass-Through Certificates (17.1%)
------------------------------------------------------------------------------------------------------------
    31,744,843   Federal Home Loan Mortgage Corp. 8 1/2s, with various
                   due dates from July 1, 2026 to November 1, 2026                                32,528,310
                 Federal National Mortgage Association
    61,090,980     8s, with due dates from May 1, 2026 to October 1, 2026                         61,320,087
    92,465,181     7 1/2s, with due dates from June 1, 2026 to April 16, 2027                     90,731,488
    66,000,000     7 1/2s, TBA,  April 16, 2007                                                   64,762,500
     6,929,806     7s, with due dates from August 1, 2024 to April 16, 2027                        6,624,417
    36,655,000     7s, TBA,  April 16, 2007                                                       35,039,614
                 Government National Mortgage Association
    82,851,918     8s, with due dates from January 15, 2026 to
                   February 15, 2027                                                              83,188,375
   227,486,310     7 1/2s, with due dates from January 15, 2024 to
                   February 15, 2027                                                             222,873,650
   138,733,590     7s, with due dates from October 15, 2024 to
                   December 15, 2026                                                             132,317,266
                                                                                              --------------
                                                                                                 729,385,707

U.S. Treasury Obligations (5.8%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
    28,845,000     8 1/8s, August 15, 2019                                                        31,648,446
   116,795,000     6 1/2s, November 15, 2026                                                     107,523,813
                 U.S. Treasury Notes
   101,342,000     6 1/2s, October 15, 2006                                                       98,191,277
     7,400,000     5 5/8s, November 30, 1998                                                       7,314,456
                                                                                              --------------
                                                                                                 244,677,992
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $1,077,810,330)                                                     $ 1,050,397,236

FOREIGN GOVERNMENT BONDS AND NOTES (24.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD   62,140,000   Australia (Government of) bonds
                   Ser. 101 8 3/4s, 2001                                                     $    51,049,775
CAD   22,340,000   Canada (Government of) deb. Ser. A55, 8s, 2023                                 17,445,308
DKK  147,185,000   Denmark (Government of) bonds 8s, 2001                                         25,513,949
DKK  137,635,000   Denmark (Government of) bonds 8s, 2006                                         23,534,152
FRF  470,710,000   France Treasury bill 7s, 2000                                                  90,572,479
FRF  519,505,000   France Treasury bill 5 1/2s, 2001                                              94,990,996
FRF  346,560,000   France Treasury bill 4 1/2s, 1998                                              62,201,504
DEM  109,590,000   Germany (Federal Republic of) 8s bonds, 2002                                   73,822,857
DEM   58,230,000   Germany (Federal Republic of) bonds
                   Ser. 95, 7 3/8s, 2005                                                          38,374,126
DEM   19,525,000   Germany (Federal Republic of) bonds
                   Ser. 95, 6 7/8s, 2005                                                          12,494,369
DEM   46,565,000   Germany (Federal Republic of) bonds
                   Ser. 96, 6 1/4s, 2006                                                          28,561,348
DEM  153,520,000   Germany (Federal Republic of) bonds
                   Ser. 118, 5 1/4s, 2001                                                         93,889,022
DEM  240,185,000   Germany (Federal Republic of) bonds
                   Ser. 121, 4 3/4s, 2001                                                        143,451,781
USD    2,245,000   Morocco (Government of) FRN
                   Ser. A, 6.5563s, 2009                                                           1,919,475
USD   28,338,000   Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) principal loan FRN,
                   2020 +##+++                                                                    15,904,703
ZAR   13,655,000   South Africa (Republic of) bonds
                   Ser. 153, 13s, 2010                                                             2,682,177
GBP   80,385,000   United Kingdom Treasury bonds 7 1/2s, 2006                                    130,513,086
GBP   49,830,000   United Kingdom Treasury bonds 7s, 2002                                         80,470,048
GBP   32,100,000   United Kingdom Treasury bonds 6s, 1999                                         51,541,635
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $1,080,060,521)                                                      $1,038,932,790

UNITS (1.5%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
         2,740   Advanced Radio Telecommunications units 14s, 2007                             $   2,986,600
           720   Anvil Holdings Inc. 144A pfd. units 13s, 2009[2 DBL. DAGGERS]                       698,400
         2,960   Australis Media, Ltd. units stepped-coupon zero %
                   (15 3/4s, 5/15/00), 2003 (Australia) ++                                         1,716,800
           877   Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                    11,488,700
        13,520   Colt Telecommunications Group PLC units stepped-
                   coupon zero % (12s, 12/15/01), 2006
                   (United Kingdom) ++                                                             8,551,400
         4,650   Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                         2,737,688
         3,200   Esat Holdings Ltd. 144A units stepped-coupon zero %
                   (12 1/2s, 2/1/02), 2007 ++                                                      1,792,000
         4,200   Globalstar L.P. Capital units 11 3/8s, 2004                                       4,095,000
         3,980   Health-O-Meter Product units 13s, 2002                                            4,298,400
         6,030   Interact Systems, Inc. 144A units stepped-coupon
                   zero % (14s, 8/1/99), 2003 ++                                                   3,256,200
         2,185   Ionica PLC zero % (15s, 5/1/02), 2007 ++                                            972,233
         5,540   Mccaw International, Ltd. 144A units stepped-coupon
                   zero%, (13s, 4/15/02) 2007 ++                                                   2,770,000
        89,945   Nextlink Communications 144A pfd. units 14s, 2009 [2 DBL. DAGGERS]                3,957,580
         7,800   RSL Communications, Ltd. 144A units 12 1/4s, 2006                                 7,995,000
         3,450   Spanish Broadcasting Systems units 14 1/4s, 2005                                  3,381,000
         8,155   Wireless One Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                      2,446,500
                                                                                              --------------
                 Total Units (cost $64,031,169)                                                $  63,143,501

PREFERRED STOCKS (2.1%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         5,381   Alliance Gaming Corp. Ser. B, $15.00 pfd.                                     $     548,862
        18,800   American Radio Systems Corp. 144A $11.375 pfd.                                    1,842,400
        70,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                       1,855,000
       104,246   Cablevision Systems Ser. M, $11.125 dep. shs. pfd.                                9,303,956
        97,000   Cal Fed Bankcorp Inc. Ser. B, $11.50 pfd.                                        10,864,000
        62,000   California Federal Bancorp Inc. Ser. A, $2.281 pfd.                               1,511,250
        20,000   California Federal Bank Ser. B, $10.625 exch. pfd.                                2,190,000
        55,850   Chancellor Radio Broadcasting 144A $12.00 pfd.                                    5,445,375
        99,570   Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                     4,679,790
       109,800   Diva Systems Corp. Ser. C, $6.00 pfd.                                               905,850
        27,878   El Paso Electric Co. $11.40 pfd                                                   3,094,458
       172,935   Fitzgeralds Gaming Co. $3.75 pfd. +                                               2,939,895
        11,950   Grand Union Holdings 144A Ser. C, $12.00 pfd.
                   (acquired 11/5/93, cost $1,380,255) (In Default) [DBL. DAGGER]+                       120
         8,125   Granite Broadcasting Corp. 144A 12.75% pfd. [2 DBL. DAGGERS]                      7,515,625
         6,905   ICG Holdings, Inc. 14.25% pfd.                                                    7,595,500
         6,650   ICG Holdings, Inc. 144A 14.00% pfd.                                               6,650,000
           880   Intermedia Communications, Inc. 144A 13.50% pfd.                                  8,316,000
         6,300   International CableTel, Inc. 144A 13.00% pfd. [2 DBL. DAGGERS]                    5,985,000
         5,000   Pantry Pride Inc. Ser. B, $14.875 pfd.                                              505,000
        60,000   Public Service Co. of New Hampshire Ser. A, $2.65
                   1st mtge. pfd.                                                                  1,440,000
        70,200   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                      6,809,400
                                                                                              --------------
                 Total Preferred Stocks (cost $94,634,040)                                     $  89,997,481

BRADY BONDS (2.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $  42,700,370   Argentina (Republic of) deb. 6.75s, 2005                                      $  38,163,456
    32,882,619   Brazil (Republic of) 4.5s, 2014 +++                                              24,456,448
     3,245,000   Bulgaria (Republic of) deb. Ser. IAB 6.563s, 2011                                 1,837,481
     4,395,650   Ecuador (Government of) PDI 3 1/4s, 2015                                          2,494,531
    32,434,000   United Mexican States deb. Ser. B, 6 1/4s, 2019                                  22,865,970
     5,714,285   Venezuela (Government of) deb. Ser. B 6 3/4s, 2007                                5,028,571
                                                                                              --------------
                 Total Brady Bonds (cost $97,036,955)                                          $  94,846,457

COMMON STOCKS (1.2%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         1,750   AmeriKing, Inc. +                                                             $      87,500
       252,474   Chesapeake Energy Corp. +                                                         5,270,395
        82,812   Computervision Corp. +                                                              445,115
       125,552   Conseco Inc.                                                                      4,472,790
        84,033   Elsinore Corp. +                                                                      9,244
       250,000   Exide Corp.                                                                       4,093,750
         7,795   Federated Department Stores, Inc. +                                                 256,261
         3,026   Finlay Enterprises, Inc.                                                             47,660
       539,505   Grand Union Co.(acquried various dates from
                   6/14/93to 3/14/95 cost $24,484,117) [DBL. DAGGER]+                              1,921,987
         7,541   IFINT Diversified Holdings 144A +                                                   120,656
        49,679   Lady Luck Gaming Corp.+                                                              86,938
       480,000   NEXTEL Communications, Inc. Class A +                                             6,420,000
         1,184   PMI Holdings Corp. 144A +                                                           296,000
         1,942   Premium Holdings (L.P.) 144A +                                                        9,710
       979,968   PSF Holdings LLC Class A                                                         25,969,219
         7,500   Southdown, Inc.                                                                     256,875
         1,480   Southland Corp. +                                                                     4,671
        66,840   Terex Corp. Rights (expiration date 5/15/02)                                        334,200
                                                                                              --------------
                 Total Common Stocks (cost $78,334,263)                                        $  50,102,971

ASSET-BACKED SECURITIES (1.0%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $  12,195,000   Chemical Master Credit Card Trust Ser. 95-2, Class A,
                   6.23s, 2003                                                                $   11,966,344
    29,845,000   Sears Credit Account Master Trust Ser. 95-5, Class A,
                   6.05s, 2004                                                                    28,427,363
                                                                                              --------------
                 Total Asset-Backed Securities (cost $42,310,278)                             $   40,393,707

CONVERTIBLE BONDS AND NOTES (0.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $   2,500,000   Argosy Gaming cv. sub. notes 12s, 2001                                       $    1,550,000
     2,600,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                                    2,223,000
     6,950,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                    3,935,438
     2,782,000   GST Telecommunications, Inc. sr. disc. notes stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 ++                                      1,947,400
     2,310,000   Integrated Device Technology, Inc. cv. sub. notes 5 1/2s,
                 2002                                                                              1,865,325
     1,500,000   National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                1,509,375
     9,500,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-
                   coupon zero % (10 3/4s, 8/15/00) ++                                             8,075,000
     5,050,000   Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                              4,778,563
     7,835,000   Winstar Communications. Inc. cv sr. disc. notes zero%,
                 2005                                                                              4,857,700
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $28,512,391)                         $   30,741,801

COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $   5,010,090   Citicorp Mtge. Securities, Inc. Ser. 92-14M, 7 1/2s, 2022                    $    4,981,909
     6,412,187   Federal Home Mortgage Corp. Ser. 35, Class JZ, 7s, 2027                           5,338,082
     6,520,000   Federal National Mortgage Association Ser. 97-25,
                   Class Z, 7s, 1999                                                               5,470,688
     7,284,244   Federal National Mortgage Association Ser. 97-5,
                   Class Z, 7s, 2027                                                               6,067,485
    12,677,351   Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                              12,309,074
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $34,697,480)                                                         $   34,167,238

CONVERTIBLE PREFERRED STOCKS (0.3%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
        53,268   Cablevision Systems Corp. Ser. H, $11.75 cv. pfd.                            $    4,913,973
       314,000   Cablevision Systems Corp. Ser. I, $2.125 cv. pfd.                                 6,476,250
        31,300   Granite Broadcasting $1.938 cv. pfd.                                              1,533,700
                                                                                              --------------
                 Total Convertible Preferred Stocks (cost $14,757,833)                        $   12,923,923

WARRANTS (0.1%) *
NUMBER OF WARRANTS                                                        EXPIRATION DATE              VALUE
------------------------------------------------------------------------------------------------------------
       185,000   Becker Gaming Corp. 144A                                    11/15/00         $        1,850
        44,363   Capital Gaming International, Inc.                            2/1/99                  1,775
        86,300   Cellnet Data Systems                                         6/15/05              1,251,350
        12,400   Comunicacion Cellular 144A (Colombia)                       11/15/03                868,000
         9,350   County Seat Holdings, Inc. +                                10/15/98                    187
        72,000   DeGeorge Financial Corp.                                      4/1/97                    720
         6,850   Fitzgerald Gaming Co. 144A                                   3/15/99                    685
         4,885   Foamex (L.P.) Capital Corp. 144A                             7/15/97                 24,425
         2,352   Grand Union Co.(acquired various dates from
                   6/16/93 to 10/4/94, cost $941) [DBL. DAGGER]+              6/16/00                    612
         4,705   Grand Union Co.(acquired various dates from
                   6/16/93 to 10/4/94, cost $471) [DBL. DAGGER]+              6/16/00                    188
         6,240   Heartland Wireless Communications, Inc. 144A                 4/15/00                     62
         9,165   Hyperion Telecommunications 144A                             4/15/01                274,950
        65,538   Intelcom Group                                               7/15/97                917,532
         6,030   Interact Systems Inc.                                        7/15/97                  1,508
        28,800   Intercel, Inc.                                               2/1/06                 207,360
         8,050   Intermedia Communications 144A                               6/1/00                 161,000
         2,780   International Wireless Communications Holdings               8/15/01                     28
         8,025   Louisiana Casino Cruises, Inc. 144A                          12/1/98                401,250
        21,500   NEXTEL Communications Inc. Ser. 99-A                         4/25/99                    215
        10,030   NEXTEL Communications Inc. Ser. 98-A                        12/15/98                    100
        13,800   Pagemart, Inc. 144A                                         12/31/03                 89,700
        17,500   Petracom Holdings, Inc.                                       2/1/03                124,688
        37,527   President Riverboat Casinos, Inc.                            9/30/99                 18,764
         2,160   Sterling Chemicals Holdings                                  8/15/08                 75,600
           215   Telemedia Broadcasting Corp. 144A                             4/1/04                160,995
        54,910   UCC Investor Holding, Inc.(acquired various
                   dates from 3/1/94 to 5/2/95 cost $713,986) [DBL. DAGGER]  10/30/99                741,285

         6,375   Wireless One, Inc.                                          10/19/00                    638
         1,001   Wright Medical Technology, Inc. 144A                         6/30/03                120,070
                                                                                              --------------
                 Total Warrants (cost $7,016,614)                                             $    5,445,537

PURCHASED OPTIONS OUTSTANDING (--%)
NUMBER OF                                                                  EXPIRATION DATE/
CONTRACTS                                                                     STRIKE PRICE             VALUE
------------------------------------------------------------------------------------------------------------
    61,300,000   U.S. Dollars in exchange for
                   Japanese Yen (Call)                                      Apr. 97/125 JPY    $     312,630
   184,500,000   U.S. Dollars in exchange for
                   Deutschemarks (Call)                                     May 97/1.692 DEM       1,501,740
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $1,936,970)                                                           $   1,814,370

SHORT-TERM INVESTMENTS (10.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $  25,000,000   Corporate Receivables Corp. effective yield of
                   5.35%, April 5, 1997                                                       $   24,977,709
    25,000,000   Federal Home Loan Mortgage Corp. effective yield of
                   5.30%, April 18, 1997                                                          24,827,014
    26,010,000   Federal Home Loan Mortgage Corp. effective yield of
                   5.23%, April 10, 1997                                                          25,975,992
    25,000,000   Federal Home Loan Banks effective yield of 5.24%,
                   May 1, 1997                                                                    24,687,055
    15,000,000   Federal National Mortgage Assn. effective yield of 5.45%,
                   April 15, 1997                                                                 14,968,208
    25,000,000   Ford Motor Credit Co. effective yield of 5.52%,
                   April 4, 1997                                                                  24,988,500
    30,000,000   General Motors Acceptance Corp. effective yield
                   of 5.36%, April 16, 1997                                                       29,933,000
    23,891,000   Morgan (J.P.) & Co. Inc. effective yield of 5.45%,
                   April 8, 1997                                                                  23,807,275
    36,109,000   Morgan (J.P.) & Co. Inc. effective yield of 5.32%,
                    May 13, 1997                                                                  35,980,810
    25,000,000   Merrill Lynch & Co. Inc. effective yield of 5.34%,
                   April 23, 1997                                                                 24,918,417
    20,148,000   Metlife Funding Inc. effective yield of 5.47%,
                   April 22, 1997                                                                 20,083,711
    25,000,000   Preferred Receivables Funding Corp. effective yield
                   of 5.33%, May 12, 1997                                                         24,848,243
    25,000,000   Sears Roebuck Acceptance Corp. effective yield
                   of 5.33%, May 27, 1997                                                         24,792,722
    30,000,000   Sheffield Receivables Corp. effective yield of 5.37%,
                   April 18, 1997                                                                 29,923,925
    89,653,000   Interest in $576,440,000 joint repurchase agreement
                   dated March 31, 1997 with S.B.C. Warburg Inc.
                   due April 1, 1997 with respect to various
                   U.S. Treasury obligations -- maturity value of
                   $89,668,938 for an effective yield of 6.40%                                    89,668,938
                                                                                              --------------
                 Total Short-Term Investments (cost $444,381,519)                             $  444,381,519
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $4,479,520,389) ***                                  $4,388,637,963
------------------------------------------------------------------------------------------------------------

*    Percentages indicated are based on net assets of $4,247,865,122.

*** The aggregate identified cost on a tax basis is $4,485,157,091, resulting in gross unrealized appreciation and depreciation of $65,141,534 and $161,660,662 respectively, or net unrealized depreciation of $96,519,128.

+    Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

+++  A portion of the income will be received in additional securities.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1997 was
              $2,664,192 or 0.1% of net assets.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

## When-issued securities. (Note 1) The coupon rate will be LIBOR plus 13/16.

(R) Real Estate Investment Trust.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    TBA after the name of a security represents to be announced securities
    (Note 1).

    The rate shown on Floating Rate Bonds (FRB) and Floating Rate Notes
    (FRN) are the current interest rates shown at March 31, 1997, which are subject to change based on the terms of the security.

    Diversification by Country

    Distribution of investments by country of issue at March 31, 1997: (as percentage of market value)

          Argentina         1.0%

          Australia         1.4

          Canada            1.3

          Denmark           1.1

          France            5.6

          Germany           8.9

          Mexico            1.6

          United Kingdom    6.8

          United States    69.2

          Other             3.1
                         ------
          Total           100.0%
                         ======





-----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 1997
(aggregate face value $788,176,659)

                                                                             Unrealized
                                              Aggregate Face    Delivery     Appreciation/
                                Market Value      Value          Date      (Depreciation)
-----------------------------------------------------------------------------------------
Australian Dollars             $  34,012,126  $  34,006,762     6/18/97       $     5,364
British Pounds                     6,637,935      6,623,665     6/18/97            14,270
Canadian Dollars                  96,454,700     98,100,628     6/18/97        (1,645,928)
Deutschemarks                    252,850,225    250,264,425     6/18/97         2,585,800
Italian Lira                     106,982,256    105,182,600     6/18/97         1,799,656
Japanese Yen                     158,956,916    161,502,888     6/18/97        (2,545,972)
Spanish Peseta                    63,189,250     62,970,389     6/18/97           218,861
Swedish Krona                      2,854,661      2,823,574     6/18/97            31,087
Swiss Francs                      66,638,670     66,701,728     6/18/97           (63,058)
-----------------------------------------------------------------------------------------
                                                                              $   400,080
-----------------------------------------------------------------------------------------


Forward Currency Contracts to Sell at March 31, 1997
(aggregate face value $676,819,944)

                                                                             Unrealized
                                    Market     Aggregate Face     Delivery    Appreciation/
                                    Value          Value           Date     (Depreciation)
----------------------------------------------------------------------------------------
British Pounds                  $200,146,505    $195,254,819      6/18/97   $ (4,891,686)
Canadian Dollars                  21,354,944      21,751,479      6/18/97        396,535
Danish Krone                      12,126,614      12,075,833      6/18/97        (50,781)
Deutschemarks                    175,429,996     173,810,263      6/18/97     (1,619,733)
French Francs                    101,920,706     101,753,121      6/18/97       (167,585)
Japanese Yen                      77,585,789      78,846,123      6/18/97      1,260,334
Swedish Krona                     27,345,333      26,942,203      6/18/97       (403,130)
Swiss Francs                      66,485,759      66,386,103      6/18/97        (99,656)
----------------------------------------------------------------------------------------
                                                                            $ (5,575,702)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $4,479,520,389) (Note 1)       $ 4,388,637,963
---------------------------------------------------------------------------------------------------
Cash                                                                                      8,482,515
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                67,256,567
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   27,682,090
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           55,670,545
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            6,427,795
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          2,676,875
---------------------------------------------------------------------------------------------------
Total assets                                                                          4,556,834,350

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        256,873,468
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               22,286,156
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              5,705,494
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                1,284,070
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                39,136
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  9,671
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    3,192,651
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                              11,603,417
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             7,482,265
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      492,900
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       308,969,228
---------------------------------------------------------------------------------------------------
Net assets                                                                          $ 4,247,865,122

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $ 4,315,164,690
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              9,972,204
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
transactions (Note 1)                                                                    19,128,241
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and liabilities in
foreign currencies                                                                      (96,400,013)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding           $ 4,247,865,122

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,946,442,858 divided by 160,759,306 shares)                                               $12.11
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.11)*                                      $12.71
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,219,868,463 divided by 184,077,662 shares)**                                             $12.06
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($64,356,193 divided by 5,326,139 shares)                                                    $12.08
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.08)*                                      $12.49
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($17,197,608 divided by 1,420,097 shares )                                                   $12.11
---------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $731,861)                                            $ 169,399,717
--------------------------------------------------------------------------------------------------
Dividends                                                                                3,480,154
--------------------------------------------------------------------------------------------------
Total investment income                                                                172,879,871

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        11,351,198
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           3,261,990
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           89,158
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            18,924
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    2,404,120
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   11,036,412
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      138,362
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    117,631
--------------------------------------------------------------------------------------------------
Registration fees                                                                           63,372
--------------------------------------------------------------------------------------------------
Auditing                                                                                    41,808
--------------------------------------------------------------------------------------------------
Legal                                                                                      101,786
--------------------------------------------------------------------------------------------------
Total expenses                                                                          28,624,761
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (599,774)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            28,024,987
--------------------------------------------------------------------------------------------------
Net investment income                                                                  144,854,884
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        65,186,629
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       194,125
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions(Note 1)                              (1,739,417)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the period                                                    (4,785,254)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and written options
during the period                                                                     (128,067,337)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                (69,211,254)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $ 75,643,630
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                              1997*              1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  144,854,884     $  256,333,634
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                    63,641,337         80,508,572
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies                                                      (132,852,591)        10,516,542
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     75,643,630        347,358,748
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                             (68,768,813)      (124,374,433)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (71,018,281)      (130,679,613)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (1,915,146)        (2,135,027)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                                (106,778)           (57,653)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       283,992,115        532,684,820
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            217,826,727        622,796,842

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   4,030,038,395      3,407,241,553
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $9,972,204  and $6,926,338, respectively)                                  $4,247,865,122     $4,030,038,395
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                    Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $12.29           $11.99           $11.64           $12.82           $12.66           $11.85
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .45              .89              .95              .78              .96             1.04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.19)             .30              .36             (.88)             .56              .97
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .26             1.19             1.31             (.10)            1.52             2.01
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.44)            (.89)            (.80)            (.71)            (.94)           (1.01)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --             (.12)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.42)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --             (.08)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                --               --             (.16)            (.17)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.44)            (.89)            (.96)           (1.08)           (1.36)           (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $12.11           $12.29           $11.99           $11.64           $12.82           $12.66
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.12*           10.35            11.89             (.93)           12.85            17.88
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,946,443       $1,845,901       $1,597,034       $1,539,076         $874,937         $365,253
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .48*            1.02             1.01             1.01             1.21             1.36
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.64*            7.32             8.22             7.96             6.80             8.27
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            126.56*          304.39           235.88           201.53           243.73           221.09 (c)
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam
    Diversified Premium Income Trust and subsequent sales to realign the portfolio.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                        March 31                                                       March 1, 1993+
operating performance                          (Unaudited)                    Year Ended September 30            to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $12.24           $11.95           $11.61           $12.79           $12.51
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .40              .80              .88              .72              .49
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.18)             .29              .33             (.91)             .39
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .22             1.09             1.21             (.19)             .88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.40)            (.80)            (.72)            (.65)            (.46)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --             (.10)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.14)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.08)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --             (.15)            (.16)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.40)            (.80)            (.87)            (.99)            (.60)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $12.06           $12.24           $11.95           $11.61           $12.79
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            1.74*            9.47            11.01            (1.62)            7.21*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $2,219,868       $2,135,148       $1,795,456       $1,644,860         $504,417
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .86*            1.77             1.76             1.76             1.91*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.27*            6.57             7.46             8.05             5.80*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             126.56*          304.39           235.88           201.53           243.73
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam
    Diversified Premium Income Trust and subsequent sales to realign the portfolio.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                          March 31       Year Ended     Dec. 1, 1994+
operating performance                                                            (Unaudited)        Sept. 30       to Sep. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $12.27           $11.97           $11.34
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .42              .86              .78
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             (.18)             .31              .63
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .24             1.17             1.41
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.43)            (.87)            (.65)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                      --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                   --               --             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.43)            (.87)            (.78)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $12.08           $12.27           $11.97
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              1.93*           10.12            12.90*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $64,356          $46,327          $14,751
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .61*            1.28             1.07*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              3.53*            7.09             6.30*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               126.56*          304.39           235.88
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam
    Diversified Premium Income Trust and subsequent sales to realign the portfolio.





Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Six months
                                                                                                       ended    For the period
Per-share                                                                                           March 31      July 1, 1996+
operating performance                                                                             (Unaudited)      to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $12.29           $12.07
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    .43              .24
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                              (.15)             .20
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                    .28              .44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.46)            (.22)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                         --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                            --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                                       --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                    --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.46)            (.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $12.11           $12.29
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                                               2.24*            3.70*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                       $17,198           $2,662
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                .36*             .19*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                               3.77*            1.95*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                126.56*          304.39
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam
    Diversified Premium Income Trust and subsequent sales to realign the portfolio.




Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for long term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers, which determine valuations for normal, institutional-size trading units of such securities using methods based on market translations for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discounts, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $38,876,000 available to offset future net capital gain, if any, which will expire on September 30, 2003.

J) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though , as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter. Prior to January 20, 1997 any amount over $1.5 billion was based on 0.50%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $599,774 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $3,960 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $559,658 and $20,678 from the sale of class A and class M shares, respectively and $2,214,921 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $88 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,593,354,789 and $2,423,107,643, respectively. Purchases and sales of U.S. government obligations aggregated $2,623,924,492 and $2,638,626,845, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the period are summarized as follows:

                                  Contract         Premiums
                                  Amounts         Received
------------------------------------------------------------
Written
options
outstanding
at beginning
of period                 $            --        $        --
------------------------------------------------------------
Options
opened                     39,165,000,000            315,965
------------------------------------------------------------
Options
closed                    (39,165,000,000)          (315,965)
------------------------------------------------------------
Written
options
outstanding
at end of
period                        $       --         $        --
------------------------------------------------------------

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                          March 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      26,928,354   $  333,793,581
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                    3,651,475       45,172,773
------------------------------------------------------------
                                 30,579,829      378,966,354

Shares
repurchased                     (20,043,422)    (247,930,917)
------------------------------------------------------------
Net increase                     10,536,407    $ 131,035,437
------------------------------------------------------------

                                            Year ended
                                        September 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      44,142,460    $ 538,311,863
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions:                    6,502,010       75,921,259
------------------------------------------------------------
                                 50,644,470      614,233,122

Shares
repurchased                     (33,624,593)    (407,240,413)
------------------------------------------------------------
Net increase                     17,019,877    $ 206,992,709
------------------------------------------------------------

                                         Six months ended
                                          March 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      25,448,836    $ 314,282,502
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,657,930       45,088,302
------------------------------------------------------------
                                 29,106,766      359,370,804

Shares
repurchased                     (19,462,234)    (240,181,409)
------------------------------------------------------------
Net increase                      9,644,532    $ 119,189,395
------------------------------------------------------------

                                            Year ended
                                        September 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      53,705,203    $ 649,134,362
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     6,652,677       80,011,461
------------------------------------------------------------
                                 60,357,880      729,145,823

Shares
repurchased                     (36,206,473)    (436,896,456)
------------------------------------------------------------
Net increase                     24,151,407    $ 292,249,367
------------------------------------------------------------

                                         Six months ended
                                          March 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,217,325     $ 27,448,179
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       121,432        1,499,080
------------------------------------------------------------
                                  2,338,757       28,947,259

Shares
repurchased                        (789,457)      (9,766,247)
------------------------------------------------------------
Net increase                      1,549,300     $ 19,181,012
------------------------------------------------------------

                                            Year ended
                                        September 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,334,247      $40,396,232
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       136,559        1,643,817
------------------------------------------------------------
                                  3,470,806       42,040,049

Shares
repurchased                        (925,979)     (11,197,879)
------------------------------------------------------------
Net increase                      2,544,827      $30,842,170
------------------------------------------------------------

                                         Six months ended
                                          March 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,226,477      $14,870,473
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         8,620          106,661
------------------------------------------------------------
                                  1,235,097       14,977,134

Shares
repurchased                         (31,560)        (390,863)
------------------------------------------------------------
Net increase                      1,203,537      $14,586,271
------------------------------------------------------------

                                        For the period
                                         July 1, 1996
                                (commencement of operations)
                                   to September 30, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                         381,251      $ 4,602,196
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         4,801           57,653
------------------------------------------------------------
                                    386,052        4,659,849

Shares
repurchased                        (169,492)      (2,059,275)
------------------------------------------------------------
Net increase                        216,560      $ 2,600,574
------------------------------------------------------------

Note 5
Transactions with Certain Companies

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                          Purchase     Sales     Dividend      Market
Affiliates                    Cost      Cost      Income        Value
----------------------------------------------------------------------
Name of affiliate
----------------------------------------------------------------------
Grand Union          $  24,485,117      $           $    $  1,921,987
PSF Holding LLC         34,291,491       --          --    25,969,219
----------------------------------------------------------------------
   Totals            $  58,776,608      $--         $--  $ 27,891,206



WELCOME TO

www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Jin W. Ho
Vice President and Fund Manager

Michael Martino
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail A. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

32910-075/387/803   5/97